SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                 Date of Report:    February 19, 1997
                  (Date of earliest event reported)



                     THE MANITOWOC COMPANY, INC.
        (Exact name of registrant as specified in its charter)



    Wisconsin            1-11978          39-0448110
-----------------    --------------    -----------------
 (State or other       (Commission       (IRS Employer
 jurisdiction of      File Number)      Identification
 incorporation)                             Number)



  500 South 16th Street, Manitowoc, WI       54220
--------------------------------------------------------------
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (414-684-4410)







Item 5.   Other Events
----------------------------------

On February 19, 1997, the Board of Directors of The Manitowoc Company, Inc. (MTW) decided to discontinue its common stock repurchase program, effective immediately.

Under various board-approved programs over the last four and one-half years, MTW has repurchased a total of 4.0 million shares (adjusted for the 3-for-2 stock split effective July 2, 1996) of its common stock at a total investment of $71.7 million.

The press release issued by the company describing the rescission of the repurchase program is incorporated herein by reference to Exhibit 20 of this report, to which the reader is referred for more information.

Item 7.   Financial Statements and Exhibits
-----------------------------------------------------------

          (c)  Exhibits.
               See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.



                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:     March 3, 1996       THE MANITOWOC COMPANY, INC.
                                  (Registrant)



                              By:   /s/   Robert R. Friedl
                                  ----------------------------
                                 Robert R. Friedl,
                                 Senior Vice President and
                                 Chief Financial Officer



                     THE MANITOWOC COMPANY, INC.

                            EXHIBIT INDEX

                                  TO

                       FORM 8-K CURRENT REPORT

                       Dated February 19, 1997





                                                 Incorporated
                                                    Herein
 Exhibit                                         By Reference    Filed
   No.               Description                      To        Herewith
----------     -----------------------------    -------------   --------

     20        Press Release dated February                         X
               20, 1997 regarding rescission
               of the common stock repurchase
               program.